    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 29, 1995

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------

                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

                             -----------------------


                        Date of Report:  AUGUST 29, 1995



                               EXIDE CORPORATION
             (Exact name of Registrant as specified in its charter)

                             -----------------------


           DELAWARE                        1-11263                23-0552730
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer
incorporation or organization)                                 Identification No.)

                           1400 NORTH WOODWARD AVENUE
                        BLOOMFIELD HILLS, MICHIGAN 48304
                                 (810) 258-0080
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         See Exhibit Index.

                                   SIGNATURES

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED ON AUGUST 29, 1995.


                               EXIDE CORPORATION



                               By  /s/ Alan E. Gauthier
                                 ---------------------------------
                                     Executive Vice President and
                                     Chief Financial Officer

                               EXIDE CORPORATION
                                 EXHIBIT INDEX



EXHIBIT
NUMBER        DESCRIPTION
- ------        -----------
 99           Pages 1 through 101 (inclusive) of the prospectus, which is part of the Company's Registration Statement on Form S-4 filed with the Commission on August 21, 1995 (File No. 33-61961), are incorporated herein by reference.